                                                                    EXHIBIT 10.6

                           FIRST AMENDMENT dated as of October 5, 2001 (this
                  "Amendment"), to the Amended and Restated Credit Agreement dated as of April 27, 2001 (the "Credit Agreement"), among MTS, INCORPORATED, a California corporation ("MTS"); TOWER RECORDS KABUSHIKI KAISHA, a Japanese corporation ("TRKK" and, together with MTS, the "Borrowers"); the LENDERS party thereto (the "Lenders"); and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Agent").

                  WHEREAS the Borrowers have requested that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment, and the Lenders are willing to agree to such amendments on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

                  2. Amendments to Credit Agreement.
(a) Section 1.01 of the Credit Agreement is hereby amended by amending the definition of "EBITDA" to replace the reference therein to "US$10,500,000" with a reference to "US$12,500,000".

                  (b) Paragraph (b) of Section 2.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(b) The Commitments will be automatically reduced, pro rata as between Facility A and Facility B (based on the respective aggregate amounts of the Facility A Commitments and the Facility B Commitments and on Exchange Rates prevailing on the dates of such Commitment reductions), (i) on July 31, 2001, by US$15,000,000, (ii) on October 5, 2001, by an
     additional US$5,000,000 and (iii) on December 31, 2001, by an additional US$10,000,000, in each case in addition to any reductions made pursuant to paragraph (d) below (other than any such reductions resulting from the receipt of net cash proceeds from the monetization of the cash surrender value of life insurance maintained by the Parent, MTS or any Subsidiary, which shall be credited against the reductions required to be made under this paragraph), and the Facility A Borrowings and Facility B Borrowings will be prepaid to the extent required under paragraph (c) below after giving effect to such reductions."

                  (c) Section 5.01 of the Credit Agreement is hereby further amended by (i) in the lead-in sentence to the Section, adding the words "(except in the case of paragraph (l))" immediately after the words "The Borrowers' Agent will furnish to the Administrative Agent and",
     (ii)deleting the word "and" appearing at the end of paragraph (k), (iii) relettering existing paragraph (l) as paragraph (m) and (iv) adding a new paragraph (l) as follows:

                  "(l) promptly (on a basis acceptable to the Administrative Agent) after receipt thereof, delivery to the Administrative Agent (which shall not be under any obligation to forward such information to the Lenders) of any bids received in connection with any proposed sale of the businesses, operations and/or assets of MTS and the Subsidiaries; and"

                  (d) Section 5.13 of the Credit Agreement is hereby amended by deleting paragraphs (d) and (e)thereof.

                  (e) Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "SECTION 6.13. EBITDA. The Borrowers will not permit EBITDA of MTS and the Subsidiaries for any period set forth below to be less than the amount set forth below opposite such period:

                  Period                               Min EBITDA
                  ------                               ----------
                  02/01/01 - 04/30/01                  US$ 7,580,000
                  03/01/01 - 05/31/01                     11,410,000
                  04/01/01 - 06/30/01                     11,330,000
                  05/01/01 - 07/31/01                     11,500,000
                  08/01/01 - 08/31/01                      2,000,000
                  08/01/01 - 09/30/01                      4,225,000
                  08/01/01 - 10/31/01                      6,350,000
                  09/01/01 - 11/30/01                      7,750,000
                  10/01/01 - 12/31/01                     17,500,000
                  11/01/01 - 01/31/02                     19,600,000
                  12/01/01 - 02/28/02                     18,320,000
                  01/01/02 - 03/31/02                     10,050,000"

                  (f) Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                      "SECTION 6.14. Leverage Ratio. The Borrowers will not permit the Leverage Ratio as of any date during any period set forth below to be greater than the ratio set forth below opposite such period:

                  Period                                Ratio
                  ------                                -----
                  04/27/01 - 05/30/01                   11.17:1.00
                  05/31/01 - 06/29/01                    7.37:1.00
                  06/30/01 - 07/30/01                    7.08:1.00
                  07/31/01 - 08/30/01                    7.10:1:00
                  08/31/01 - 09/29/01                          N/A
                  09/30/01 - 10/30/01                          N/A
                  10/31/01 - 11/29/01                   12.75:1.00
                  11/30/01 - 12/30/01                   10.60:1.00
                  12/31/01 - 01/30/02                    4.25:1:00
                  01/31/02 - 02/27/02                    4.00:1:00
                  02/28/02 - 03/30/02                    4.35:1.00
                  03/31/02 - 04/23/02                    7.80:1.00"


                  (g) Clause (iv) of Section 9.02(b) is hereby amended by deleting the reference therein to "5.13".

                  3. Effect of Amendments. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement, as amended by this Amendment, or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement set forth herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents. The date referred to in Section 2.09(b)(ii), as amended by Section 2(b) hereof, shall mean October 5, 2001, New York City time.

                  4. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders as of the date hereof as follows:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (c) All representations and warranties of the Borrower contained in Article III of the Credit Agreement (other than representations or warranties expressly made only on and as of the Restatement Effective Date) are true and correct in all material respects as of the date hereof.

                  5. Effectiveness. This Amendment shall become effective (the "Amendment Effective Date") only upon satisfaction of the following conditions prior to 5:00 p.m., New York time, on October 5, 2001:

                  (i) the Agent shall have received counterparts hereof duly executed and delivered by the Borrower and the Lenders; and

                  (ii) the Borrower shall have paid an amendment fee to each Lender that has delivered an executed counterpart of this Amendment to the Agent by the Amendment Effective Date, equal to 0.375% of the aggregate amount of such Lender's Loans and unused Commitments (such payment to be made by wire transfer of immediately available funds to the Agent for the respective accounts of such Lenders).

Once effective, the amendments set forth in this Amendment shall be retroactive to September 30, 2001.

                  6. Expenses. The Borrower agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

                  7. GOVERNING LAW; COUNTERPARTS. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                  (b) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  8. Submission to Jurisdiction. The provisions of Section 9.09 of the Credit Agreement shall apply mutatis mutandis to this Amendment and any action or proceeding in respect hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                       MTS, INCORPORATED,

                                       By /s/ Russell Solomon
                                           -------------------------------------
                                       Name: Russell Solomon
                                       Title: Chairman


                                       TOWER RECORDS KABUSHIKI KAISHA,

                                       By /s/ Michael Solomon
                                           -------------------------------------
                                       Name: Michael Solomon
                                       Title: Director


                                       THE CHASE MANHATTAN BANK,
                                       Individually and as Administrative Agent

                                       By  /s/ Susan E. Atkins
                                           -------------------------------------
                                       Name: Susan E. Atkins
                                       Title: Managing Director

                                                              SIGNATURE PAGE to
                                                    FIRST AMENDMENT dated as of
                                                                October 5, 2001
                                                          to MTS, INCORPORATED/
                                                 TOWER RECORDS KABUSHIKI KAISHA
                                          AMENDED AND RESTATED CREDIT AGREEMENT



                                                To approve the First Amendment:

                                               Name of Institution: BNP Paribas

                                            By: /s/ Edward V. Canale
                                                -------------------------------
                                            Name: Edward V. Canale
                                            Title: Managing Director


                                            By: /s/ Barbara Eppolito
                                                -------------------------------
                                            Name: Barbara Eppolito
                                            Title: Vice President

                                                              SIGNATURE PAGE to
                                                    FIRST AMENDMENT dated as of
                                                                October 5, 2001
                                                          to MTS, INCORPORATED/
                                                 TOWER RECORDS KABUSHIKI KAISHA
                                          AMENDED AND RESTATED CREDIT AGREEMENT




                                                To approve the First Amendment:

                                   Name of Institution: California Bank & Trust

                                         By: /s/ Thomas C. Paton, Jr.
                                             ----------------------------------
                                         Name: Thomas C. Paton, Jr.
                                         Title: Senior Vice President & Manager

                                                              SIGNATURE PAGE to
                                                    FIRST AMENDMENT dated as of
                                                                October 5, 2001
                                                          to MTS, INCORPORATED/
                                                 TOWER RECORDS KABUSHIKI KAISHA
                                          AMENDED AND RESTATED CREDIT AGREEMENT



                                                 To approve the First Amendment:

                                 Name of Institution: First Union National Bank

                                              By: /s/ M. G. Hyde
                                                  -----------------------------
                                              Name: M. G. Hyde
                                              Title: Director

                                                              SIGNATURE PAGE to
                                                    FIRST AMENDMENT dated as of
                                                                October 5, 2001
                                                          to MTS, INCORPORATED/
                                                 TOWER RECORDS KABUSHIKI KAISHA
                                          AMENDED AND RESTATED CREDIT AGREEMENT




                                                To approve the First Amendment:

                                    Name of Institution: The Fuji Bank, Limited

                                              By: /s/ Masahito Fukuda
                                                  -----------------------------
                                              Name: Masahito Fukuda
                                              Title: Senior Vice President

                                                              SIGNATURE PAGE to
                                                    FIRST AMENDMENT dated as of
                                                                October 5, 2001
                                                          to MTS, INCORPORATED/
                                                 TOWER RECORDS KABUSHIKI KAISHA
                                          AMENDED AND RESTATED CREDIT AGREEMENT




                                                To approve the First Amendment:

                                       Name of Institution: Lloyds TSB Bank PLC


                                   By: /s/ David Rodway
                                       ----------------------------------------
                                   Name: David Rodway
                                   Title: Vice President, Credit Services, USA


                                   By: /s/ Mark Grant
                                       ---------------------------------------
                                   Name: Mark Grant
                                   Title: Senior V.P. & Chief Credit Officer

                                                              SIGNATURE PAGE to
                                                    FIRST AMENDMENT dated as of
                                                                October 5, 2001
                                                          to MTS, INCORPORATED/
                                                 TOWER RECORDS KABUSHIKI KAISHA
                                          AMENDED AND RESTATED CREDIT AGREEMENT




                                                To approve the First Amendment:

              Name of Institution: The Mitsubishi Trust and Banking Corporation

                                                   By: /s/ Makoto Ueno
                                                       ------------------------
                                                   Name: Makoto Ueno
                                                   Title: Joint General Manager

                                                              SIGNATURE PAGE to
                                                    FIRST AMENDMENT dated as of
                                                                October 5, 2001
                                                          to MTS, INCORPORATED/
                                                 TOWER RECORDS KABUSHIKI KAISHA
                                          AMENDED AND RESTATED CREDIT AGREEMENT




                                                To approve the First Amendment:

                                            Name of Institution: Sanwa Bank Ltd


                                                    By: /s/ Patrick Mansoorian
                                                        -----------------------
                                                    Name: Patrick Mansoorian
                                                    Title: Vice President

                                                              SIGNATURE PAGE to
                                                    FIRST AMENDMENT dated as of
                                                                October 5, 2001
                                                          to MTS, INCORPORATED/
                                                 TOWER RECORDS KABUSHIKI KAISHA
                                          AMENDED AND RESTATED CREDIT AGREEMENT




                                                To approve the First Amendment:

                                          Name of Institution: Societe Generale


                                             By: /s/ R. Wayne Hutton
                                                 ------------------------------
                                             Name: R. Wayne Hutton
                                             Title: Director, Corporate Banking

                                                              SIGNATURE PAGE to
                                                    FIRST AMENDMENT dated as of
                                                                October 5, 2001
                                                          to MTS, INCORPORATED/
                                                 TOWER RECORDS KABUSHIKI KAISHA
                                          AMENDED AND RESTATED CREDIT AGREEMENT




                                                To approve the First Amendment:

                       Name of Institution: Sumitomo Mitsui Banking Corporation

                                                    By: /s/ William M. Ginn
                                                        -----------------------
                                                    Name: William M. Ginn
                                                    Title: General Manager

                                                              SIGNATURE PAGE to
                                                    FIRST AMENDMENT dated as of
                                                                October 5, 2001
                                                          to MTS, INCORPORATED/
                                                 TOWER RECORDS KABUSHIKI KAISHA
                                          AMENDED AND RESTATED CREDIT AGREEMENT




                                                To approve the First Amendment:

                            Name of Institution: Union Bank of California, N.A.


                                                   By: /s/ Cecilia M. Valente
                                                       ------------------------
                                                   Name: Cecilia M. Valente
                                                   Title: Senior Vice President

                                                              SIGNATURE PAGE to
                                                    FIRST AMENDMENT dated as of
                                                                October 5, 2001
                                                          to MTS, INCORPORATED/
                                                 TOWER RECORDS KABUSHIKI KAISHA
                                          AMENDED AND RESTATED CREDIT AGREEMENT




                                                To approve the First Amendment:

                                 Name of Institution: U.S. Bank National Assoc.


                                                          By: /s/ Mark A. Esnoz
                                                              -----------------
                                                          Name: Mark A. Esnoz
                                                          Title: Vice President